                                                                   EXHIBIT 10.77

                                    GUARANTY

         This GUARANTY, dated as of December 24, 2002, is made by BEVERLY ENTERPRISES, INC., a Delaware corporation, as Guarantor, in favor of and for the benefit of Bank of America, N.A., as lender (the "Lender).

         WHEREAS Beverly Enterprises - Washington, Inc., a California corporation and wholly owned direct subsidiary of the Guarantor (the "Borrower"), is entering into a Loan Agreement, dated as of December 24, 2002, among the Borrower and the Lender (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Loan Agreement"); and

         WHEREAS it is a condition to the obligation of the Lender to enter into and perform their respective obligations under the Loan Documents that the Guarantor execute and deliver this Guaranty; and

         WHEREAS the Guarantor, in furtherance of its business objectives, is willing to provide such guaranty on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for valuable consideration (receipt whereof is hereby acknowledged), the parties hereto agree as follows:

         SECTION 1. Definitions. Capitalized terms used in this Guaranty and not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

         SECTION 2      The Guaranty.


              2.01 Guaranty. The Guarantor hereby irrevocably and unconditionally guarantees to the Lender and its successors and permitted assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loan made by the Lender to the Borrower and all other amounts from time to time owing to the Lender by the Borrower under the Loan Agreement and any of the other Loan Documents, in each case strictly in accordance with the terms hereof or thereof (such obligations being herein collectively called the "Guaranteed Obligations"). The Guarantor hereby further agrees that if the Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at stated maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. This Guaranty is a primary obligation of the Guarantor.

              2.02 Obligations Unconditional. The obligations of the Guarantor under Section 2.01 are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrower under the Loan Agreement or the other Loan Documents or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guaranty of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 2.02 that the obligations of the Guarantor hereunder shall be absolute and unconditional, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantor hereunder, which shall remain absolute and unconditional as described above:

              (a) at any time or from time to time, without notice to the Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

              (b) any of the acts mentioned in any of the provisions of the Loan Agreement or the other Loan Documents or any other agreement or instrument referred to therein shall be done or omitted;

              (c) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any rights under the Loan Agreement or any other Loan Document or any other agreement or instrument referred to therein shall be waived or any other guaranty of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

              (d) any lien or security interest granted to, or in favor of the Lender as security for any of the Guaranteed Obligations shall fail to be perfected.

The Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices (except as expressly provided herein) whatsoever, and any requirement that the Lender exhaust any right, power or remedy or proceed against the Borrower under the Loan Agreement or other Loan Document or any other agreement or instrument referred to therein, or against any other Person under any other guaranty of, or security for, any of the Guaranteed Obligations. The guaranty in Section 2.01 is a guaranty of payment and not of collection.

              2.03 Reinstatement. The obligations of the Guarantor under this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise and the Guarantor agrees that it will indemnify the Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by the Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

              2.04 Subrogation. The Guarantor hereby agrees that until the payment and satisfaction in full of all Guaranteed Obligations, the Guarantor shall not exercise any right or remedy arising by reason of any performance by it of its guaranty in Section 2.01 hereof, whether by subrogation or otherwise, against the Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

              2.05 Remedies. The Guarantor agrees that, as between the Guarantor and the Lender, the Guaranteed Obligations may be declared to be forthwith due and payable as provided in Paragraph 5 of the Loan Agreement for purposes of Section 2.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower, and that, in the event of any such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantor for purposes of said Section 2.01.

         SECTION 3 Representations and Warranties. The Guarantor represents and warrants to the Lender that:

              3.01 Organization, Power and Authority. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Guarantor has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Guaranty and to carry out the transactions contemplated hereby.

              3.02 Foreign Qualification. The Guarantor is qualified to do business and in good standing in every jurisdiction wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing would not in the reasonable determination of the Guarantor be expected to impair the ability of the Guarantor to perform its payment or other material obligations under this Guaranty.

              3.03 Authorization. The Guarantor has duly authorized by all necessary corporate action the execution, delivery and performance of this Guaranty.

              3.04 No Conflicts. The execution, delivery and performance by the Guarantor of this Guaranty and the consummation of the transactions contemplated hereby do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Guarantor, the certificate of incorporation or bylaws of the Guarantor or any order, judgment or decree of any court or other agency of government binding on the Guarantor, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of the Guarantor, except for any such default which would not in the reasonable determination of the Guarantor be expected to impair the ability of the Guarantor to perform its payment or other material obligations hereunder, (iii) result in or require the creation or imposition of any lien upon any of the properties or assets of the Guarantor or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of the Guarantor, except for such approvals or consents (A) which will have been obtained on or before the Closing Date and have been disclosed in writing to the Lender and (B) with respect to any contractual obligation, would not in the reasonable determination of the Guarantor be expected to impair the ability of the Guarantor to perform its payment or other material obligations hereunder.

              3.05 No Consents, Approvals, etc. The execution, delivery and performance by the Guarantor of this Guaranty and the consummation of the transactions contemplated by this Guaranty do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body or any other Person which is required to be obtained or made on or prior to the date hereof and which has not previously been obtained or made.

              3.06 Execution, Delivery. Enforceability. The Guarantor has duly executed and delivered this Guaranty and this Guaranty is the valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, including materiality, reasonableness, good faith and fair dealing, and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

         SECTION 4 Incorporated Covenants. Reference is made to the Parent Credit Agreement and the covenants contained in Article V of the Parent Credit Agreement. Such covenants shall hereinafter be referred to as the "Incorporated Covenants." Guarantor agrees with Lender that the Incorporated Covenants (and all other relevant provisions of the Parent Credit Agreement related thereto, including without limitation the defined terms contained in Article I thereof which are used in the Incorporated Covenants, hereinafter referred to as the "Additional Incorporated Terms") are hereby incorporated by reference into this Guaranty to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of the Lender, without giving effect to any waiver, amendment, modification or replacement of the Parent Credit Agreement or any term or provision of the Incorporated Covenants occurring subsequent to the date of this Guaranty, except to the extent otherwise specifically provided in the following provisions of this paragraph. Guarantor agrees to, and to the extent applicable will cause its subsidiaries to, comply with the Incorporated Covenants as to the matters specified therein, except that references to the terms "Administrative Agent," "Required Banks," and "Banks" as used therein shall be interpreted to mean the Lender, unless, in any case, such interpretation is inappropriate under any reasonable interpretation. In the event a waiver is granted under the Parent Credit Agreement or an amendment or modification is executed with respect to the Parent Credit Agreement, and such waiver, amendment and/or modification affects the Incorporated Covenants or the Additional Incorporated Terms, then such waiver, amendment or modification shall be effective with respect to the Incorporated Covenants and the Additional Incorporated Terms as incorporated by reference into this Guaranty only if consented to in writing by the Lender.

         SECTION 5      Miscellaneous.

              5.01 No Waiver. No failure on the part of any beneficiary of this Guaranty to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any such beneficiary of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

              5.02 Governing Law; Waiver of Jury Trial. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RIGHTS TO A TRIAL BY JURY.

              5.03 Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing and shall be made or given in accordance with Paragraph 6(g) of the Loan Agreement; provided that, for this purpose, the address of the Guarantor shall be the one specified below its signature below.

              5.04 Amendments. This Guaranty may be terminated, amended, supplemented, waived or modified only in a writing signed by the Lender and the Guarantor.

              5.05 Successors and Assigns. This Guaranty shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Guarantor and each other party hereto; provided, that the Guarantor shall not assign or transfer its rights or obligations hereunder without the prior written consent of the Lender.

              5.06 Taxes. All payments by the Guarantor to the Lender hereunder shall be made to the Lender in full without set-off or counterclaim and free and clear of and exempt from, and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or charges of whatsoever nature imposed by any government or any political subdivision or taxing authority thereof. The Guarantor shall reimburse the Lender for any taxes imposed on or withheld from such payments (other than taxes imposed on the Lender's income, and franchise taxes imposed on the Lender, by the jurisdiction under the laws of which the Lender is organized or any political subdivision thereof).

              5.07 Counterparts. This Guaranty may be executed in multiple counterparts, all of which together shall constitute one and the same instrument, and each of the parties hereto may execute this Guaranty by signing any such counterpart.

              5.08 Severability. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable laws, the Guarantor hereby waives any provision of applicable laws that renders any provision hereof prohibited or unenforceable in any respect.

              5.09 Set-Off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, to the fullest extent permitted by law, the Lender is hereby authorized by the Guarantor at any time or from time to time, upon notice to the Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other Indebtedness at any time held or owing by the Lender to or for the credit or the account of the Guarantor against and on account of the obligations and liabilities of the Guarantor to the Lender under this Guaranty and the other Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with this Guaranty or any other Loan Document, irrespective of whether or not (i) the Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loan or any other amounts due hereunder shall have become due and payable pursuant to Paragraph 5 of the Loan Agreement and although said obligations and liabilities, or any of them, may be contingent or unmatured.


                           [Signature page to follow]

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the day and year first above written.


                                            BEVERLY ENTERPRISES, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                            Address for notices:

                                            --------------------

                                            --------------------

                                            Attention:
                                                      --------------------------
                                            Telecopy: